UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

Isos Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40142	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Post Road West, Suite 200

Westport, CT 06880

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 554-5641

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ISOS.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ISOS	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ISOS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2021, the board of directors of Isos Acquisition Corporation (the “Company”) appointed Winston Meade to serve as the Chief Financial Officer of the Company.

Mr. Meade, 42, has more than 20 years of mergers and acquisitions experience across several industries. Since February 2021, Mr. Meade has served as Managing Director of Isos Capital Management L.P. (“Isos Capital Management”), an investment firm focusing on the media, entertainment and sports industries.  Prior to Isos Capital Management, Mr. Meade served as Managing Director at Stephens Inc. from March 2017 to December 2020 and served as a Managing Director  with UBS Investment Bank from June 2000 to March 2017.  Mr. Meade has a Bachelor of Arts degree in Economics from the University of Virginia.

Mr. Meade has no family relationships with any director or executive officer of the Company. There are no arrangements between Mr. Meade and any other person pursuant to which Mr. Meade was appointed as an officer of the Company.

The Company pays Isos Capital Management, an affiliate of the Company’s sponsor, $51,667 per month for office space, secretarial, administrative support, and salaries for employees of Isos Capital Management for due diligence and related services in connection with the Company’s search for an initial business combination target.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOS ACQUISITION CORPORATION

	By:	/s/ Michelle Wilson
		Name:	Michelle Wilson
		Title:	Co-Chief Executive Officer

Dated: May 5, 2021

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